UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 23, 2005

Heritage Oaks Bancorp

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On June 23, 2005 Heritage Oaks Bancorp entered into an employment agreement with Lawrence P. Ward , Chief Executive Officer, effective January 1, 2005. The agreement is for an initial term of 3 years with automatic extensions and an initial base salary of $246,900 per year. The agreement also provides certain benefits in the event of a change in control or termination of Mr. Ward without cause.

A copy of the Employment Agreement is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c )   Exhibits

10.1   Employment Agreement with Lawrence P. Ward effective January 1, 2005.

Date: June 23, 2005

Heritage Oaks Bancorp

By:	/s/ Lawrence Ward
Lawrence Ward
President and Chief Executive Officer